SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 1, 2004

Date of Report (Date of earliest event reported)

Accredited Home Lenders Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	000-50179	04-3669482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15090 Avenue of Science San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

858-676-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 1, 2004, Accredited Home Lenders Holding Co. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Accredited Mortgage Loan REIT Trust, an indirect subsidiary of the Company (“REIT”), and the underwriters named therein (the “Underwriters”), in connection with the issuance and sale by REIT of 593,678 shares of REIT’s 9.75% Series A Perpetual Cumulative Preferred Shares and the related guarantee of the Company. The offering of the shares will be made by means of a prospectus. The prospectus, which consists of a prospectus supplement, dated October 1, 2004, and an accompanying prospectus, dated August 9, 2004, has been filed with the SEC.

For additional information, reference is made to the Company’s press release, dated October 1, 2004, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company is also filing as exhibits to this Form 8-K certain documents relating to the offering of 9.75% Series A Perpetual Cumulative Preferred Shares discussed herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following documents are filed herewith and incorporated by reference into the Registration Statement, as amended, (File Nos. 333-117484 and 333-117484-01) of the Company and REIT filed with the Securities and Exchange Commission on Form S-3 under the Securities Act of 1933, as amended, as well as the related Registration Statement (File Nos. 333-119441 and 333-119441-01) filed with the Securities and Exchange Commission pursuant to Rule 462(b) of the Securities Act of 1933, as amended :

1.1	Underwriting Agreement, dated October 1, 2004, among Accredited Home Lenders Holding Co., Accredited Mortgage Loan REIT Trust and the Underwriters named therein
4.1	Specimen certificate for Accredited Mortgage Loan REIT Trust’s 9.75% Series A Perpetual Cumulative Preferred Shares
4.2	Articles Supplementary to Declaration of Trust of Accredited Mortgage Loan REIT Trust regarding the classification and designation of 3,910,000 shares of 9.75% Series A Perpetual Cumulative Preferred Shares†
4.3	Articles Supplementary to Declaration of Trust of Accredited Mortgage Loan REIT Trust regarding the classification and designation of 183,678 shares of 9.75% Series A Perpetual Cumulative Preferred Shares
4.4	Form of Guarantee Agreement of Accredited Home Lenders Holding Co.
5.1	Opinion of Venable LLP regarding the legality of Accredited Mortgage Loan REIT Trust’s 9.75% Series A Perpetual Cumulative Preferred Shares
5.2	Opinion of Dewey Ballantine LLP regarding the legality of Accredited Home Lenders Holding Co.’s guarantee of payments on Accredited Mortgage Loan REIT Trust’s 9.75% Series A Perpetual Cumulative Preferred Shares
8.1	Opinion of Dewey Ballantine LLP with respect to tax matters
23.2	Consent of Venable LLP (contained in Exhibit 5.1)
23.3	Consent of Dewey Ballantine LLP (contained in Exhibits 5.2 and 8.1)
99.1	Press Release

†	Incorporated by reference from the Company’s Form 8-K filed August 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.

By:	/S/ RAY W. MCKEWON
Name:	Ray W. McKewon
Title:	Executive Vice President

Date: October 4, 2004

EXHIBIT INDEX

1.1	Underwriting Agreement, dated October 1, 2004, among Accredited Home Lenders Holding Co., Accredited Mortgage Loan REIT Trust and the Underwriters named therein
4.1	Specimen certificate for Accredited Mortgage Loan REIT Trust’s 9.75% Series A Perpetual Cumulative Preferred Shares
4.2	Articles Supplementary to Declaration of Trust of Accredited Mortgage Loan REIT Trust regarding the classification and designation of 3,910,000 shares of 9.75% Series A Perpetual Cumulative Preferred Shares†
4.3	Articles Supplementary to Declaration of Trust of Accredited Mortgage Loan REIT Trust regarding the classification and designation of 183,678 shares of 9.75% Series A Perpetual Cumulative Preferred Shares
4.4	Form of Guarantee Agreement of Accredited Home Lenders Holding Co.
5.1	Opinion of Venable LLP regarding the legality of Accredited Mortgage Loan REIT Trust’s 9.75% Series A Perpetual Cumulative Preferred Shares
5.2	Opinion of Dewey Ballantine LLP regarding the legality of Accredited Home Lenders Holding Co.’s guarantee of payments on Accredited Mortgage Loan REIT Trust’s 9.75% Series A Perpetual Cumulative Preferred Shares
8.1	Opinion of Dewey Ballantine LLP with respect to tax matters
23.2	Consent of Venable LLP (contained in Exhibit 5.1)
23.3	Consent of Dewey Ballantine LLP (contained in Exhibits 5.2 and 8.1)
99.1	Press Release

†	Incorporated by reference from the Company’s Form 8-K filed August 12, 2004